EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the FundX Investment Trust does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the FundX Investment Trust for the period ended March 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the FundX Investment Trust for the stated period.

/s/ Jeff Smith Jeff Smith President/Principal Executive Officer, FundX Investment Trust	/s/ Sean McKeon Sean McKeon Treasurer/Principal Financial Officer, FundX Investment Trust
Dated: __May 26, 2020____________________

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by FundX Investment Trust for purposes of Section 18 of the Securities Exchange Act of 1934.